EXHIBIT 10.1

AMENDMENT

TO

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

WHEREAS, Dynegy Inc. (the “Company”) sponsors the Dynegy Inc. 2012 Long Term Incentive Plan (the “Plan”) for the benefit of eligible employees; and
WHEREAS, the Company previously granted Robert Flexon (“Executive”) stock options under a Non-Qualified Stock Option Award Agreement dated October 29, 2012, March 18, 2013, March 3, 2014 and March 3, 2015 (“Award”) pursuant to the Plan; and
WHEREAS, Dynegy Operating Company entered into an Amended and Restated Employment Agreement with Executive dated May 6, 2015 (“Employment Agreement”); and
WHEREAS, Section 7(d)(i) of the Employment Agreement provides that upon termination of Executive’s employment pursuant to Section 3 of the Employment Agreement, Executive’s stock options shall become (i) fully vested; and (ii) shall remain exercisable until the designated expiration date (i.e., 10 years after the grant date); and
WHEREAS, the Company desires to amend the Award to be consistent with Section 7(d)(i) of the Employment Agreement; and
WHEREAS, Section 8 of the Award allows the Company to amend the Award in writing with Executive’s consent.
NOW, THEREFORE, unless otherwise noted below, the Award is hereby amended effective as of September 30, 2015, as follows:

1.	Section 3 of the Award is amended by adding a new subsection (i) to the end thereof, to be and to read as follows:
“(i)    Notwithstanding anything to the contrary herein, in the event Employee’s Amended and Restated Employment Agreement dated May 6, 2015 is terminated pursuant to Section 3 of such employment agreement, then (i) the Option awarded hereunder shall immediately vest with respect to all of the remaining Shares and become fully exercisable without further action by the Committee, and (ii) Employee may exercise the Option, to the extent not previously exercised, in respect of any or all such Shares at any time prior to the expiration of the Option pursuant to Section 2(b) above.”

EXECUTION PAGE FOLLOWING

EXHIBIT 10.1

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed on this 30 day of September, 2015.
DYNEGY INC.
By: /s/ Julius Cox
Name: Julius Cox
Title: EVP and CAO
Date:    9/30/2015

ROBERT FLEXON

By: /s/ Robert C. Flexon

Date:    9/30/2015

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